GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated February 9, 2022 to the

Prospectuses and Summary Prospectuses dated February 28, 2021, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, TCW Investment Management Company LLC will now serve as an Underlying Manager of the Fund.

Accordingly, the Fund’s Prospectuses and Summary Prospectuses are revised as follows:

The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” section of the Prospectuses and Summary Prospectuses:

As of the date of the Prospectus, Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Longfellow Investment Management Co., LLC (“Longfellow”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), TCW Investment Management Company LLC (“TCW”), and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Crabel also serves as the Underlying Manager for one or more MMA Subsidiaries.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)” section of the Prospectuses:

TCW Investment Management Company LLC

TCW Investment Management Company LLC (“TCW”), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, an investment adviser registered with the SEC and a Commodity Pool Operator registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), provides investment management and advisory services for a broad range of fixed income, equity and alternative strategies. The firm had approximately $264.47 billion in assets under management as of December 31, 2021. With respect to the Fund, the firm manages an allocation within the Relative Value strategy.

The following is added at the end of the third paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectuses:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Longfellow and TCW will be available in the Fund’s semi-annual report for the period ended April 30, 2022.

This Supplement should be retained with your Summary Prospectuses and Prospectuses for future reference.

MMALTSTK 02-22